UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2026

FOREFRONT TECH HOLDINGS Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43263	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 210, 2nd Floor, Windward III, Regatta Office Park, PO Box 500

Grand Cayman, Cayman Islands, KY1-1106

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 (302) 406-3060

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	FTHAU	Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	FTHA	Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FTHAW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2026, Forefront Tech Holdings Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File No. 333-293592) for the IPO, originally filed with the U.S. Securities and Exchange Commission on February 19, 2026 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated April 29, 2026, by and between the Company and BTIG, LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated April 29, 2026, by and between the Company and Odyssey Transfer and Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated April 29, 2026, by and among the Company, its officers, its directors and Next Lion Sponsor Holdings LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated April 29, 2026, by and between the Company and Odyssey Transfer and Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated April 29, 2026, by and among the Company, the Sponsor, BTIG, LLC and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated April 29, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference (the “Sponsor Private Placement Unit Agreement”).

●	A Private Placement Units Purchase Agreement, dated April 29, 2026, by and between the Company and BTIG, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference (the “Underwriter Private Placement Unit Agreement”).

●	An Administrative Services Agreement, dated April 29, 2026, by and between the Company and Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated April 29, 2026, by and between the Company and Peter Bilitsch, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated April 29, 2026, by and between the Company and Muk Siew Peng, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated April 29, 2026, by and between the Company and Lee Chui Sum, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated April 29, 2026, by and between the Company and Roderick Charles Stephan, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated April 29, 2026, by and between the Company and Vittorio Furlan, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Unit Agreement, the Company completed the private sale of an aggregate of aggregate of 355,000 private placement units (the “Sponsor Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Sponsor Private Placement Unit, generating gross proceeds to the Company of $3,550,000. The Sponsor Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Sponsor Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Simultaneously with the closing of the IPO, pursuant to the Underwriter Private Placement Units Agreement, the Company completed the private sale of an aggregate of aggregate of 15,000 private placement units (the “Underwriter Private Placement Units”) to BTIG, LLC at a purchase price of $10.00 per Underwriter Private Placement Unit, generating gross proceeds of $150,000. The Underwriter Private Placement Units are identical to the Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Underwriter Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

A total of $103,700,000 of the proceeds from the IPO and the sale of the Private Placement Units were placed in a U.S.-based trust account with Odysset Transfer and Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its income taxes and $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On April 29, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 1, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 29, 2026, by and between the Registrant and BTIG, LLC, as representative of the underwriters
4.1	Warrant Agreement, dated April 29, 2026, by and between Odyssey Transfer and Trust Company and the Registrant
10.1	Letter Agreement, dated April 29, 2026, by and among the Company, its officers, its directors and Next Lion Sponsor Holdings LLC
10.2	Investment Management Trust Agreement, dated April 29, 2026, by and between Odyssey Transfer and Trust Company and the Registrant
10.3	Registration Rights Agreement, dated April 29, 2026, by and among the Registrant, the Sponsor, BTIG, LLC and certain security holders
10.4	Private Placement Units Purchase Agreement dated April 29, 2026, by and among the Registrant and the Sponsor
10.5	Private Placement Units Purchase Agreement, dated April 29, 2026, by and among the Registrant and BTIG, LLC
10.6	Administrative Services Agreement, dated April 29, 2026, by and between the Registrant and the Sponsor
10.7	Indemnity Agreement, dated April 29, 2026, by and between the Company and Peter Bilitsch
10.8	Indemnity Agreement, dated April 29, 2026, by and between the Company and Muk Siew Peng
10.9	Indemnity Agreement, dated April 29, 2026, by and between the Company and Lee Chui Sum
10.10	Indemnity Agreement, dated April 29, 2026, by and between the Company and Roderick Charles Stephan
10.11	Indemnity Agreement, dated April 29, 2026, by and between the Company and Vittorio Furlan
99.1	Press Release, dated April 29, 2026
99.2	Press Release, dated May 1, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREFRONT TECH HOLDINGS ACQUISITION CORP

By:	/s/ Peter Bilitsch
	Name:	Peter Bilitsch
	Title:	Chief Executive Officer

Dated: May 5, 2026

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